                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                                 /s/ DANIEL F. AKERSON
                                          --------------------------------------
                                                    Daniel F. Akerson
                                             Chairman of the Board, Director
                                               and Chief Executive Officer
                                              (Principal Executive Officer)

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                                /s/ STEVEN M. SHINDLER
                                          --------------------------------------
                                                    Steven M. Shindler
                                             Senior Vice President and Chief
                                                    Financial Officer
                                              (Principal Financial Officer)

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                                  /s/ WILLIAM ARENDT
                                          --------------------------------------
                                                      William Arendt
                                                  Controller (Principal
                                                   Accounting Officer)

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                                 /s/ MORGAN E. O'BRIEN
                                          --------------------------------------
                                                    Morgan E. O'Brien
                                                Vice Chairman of the Board
                                                       and Director

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                                /s/ TIMOTHY M. DONAHUE
                                          --------------------------------------
                                                    Timothy M. Donahue
                                              President and Chief Operating
                                                   Officer and Director

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997
                                                    /s/ KEITH BANE
                                          --------------------------------------
                                                        Keith Bane
                                                         Director

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                                  /s/ CRAIG O. MCCAW
                                          --------------------------------------
                                                      Craig O. McCaw
                                                         Director

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                                 /s/ KEISUKE NAKASAKI
                                          --------------------------------------
                                                     Keisuke Nakasaki
                                                         Director

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                                 /s/ MASAAKI TORIMOTO
                                          --------------------------------------
                                                     Masaaki Torimoto
                                                         Director

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                                  /s/ DENNIS WEIBLING
                                          --------------------------------------
                                                     Dennis Weibling
                                                         Director

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                              /s/ WILLIAM E. CONWAY, JR.
                                          --------------------------------------
                                                  William E. Conway, Jr.
                                                         Director

                               POWER OF ATTORNEY
                          NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a post-effective amendment on Form S-3 or other appropriate form (the "Registration Statement") to the Company's Registration Statement on Form S-4 related to the merger of Dial Page, Inc. with and into the Company does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

October 6, 1997

                                                 /s/ FRANK M. DRENDEL
                                          --------------------------------------
                                                     Frank M. Drendel
                                                         Director